UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 6, 2025

ZOOMCAR HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40964	99-0431609
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Anjaneya Techno Park, No. 147, 1st Floor Kodihalli, Bangalore, India	560008
(Address of principal executive offices)	(Zip Code)

+918048821871

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ZCAR	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Common Stock at a price of $571, subject to adjustment	ZCARW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 6, 2025, the board of directors (the “Board”) of Zoomcar Holdings, Inc. (the “Company”) approved the designation of Shachi Singh, the Company’s General Counsel and Chief Legal Officer, as an executive officer of the Company, effective immediately.

Shachi Singh, 31, has worked at Zoomcar, Inc. since 2019 and has served as the Company’s General Counsel and Legal Head since July 2024. She was appointed by the Board as an executive officer on January 6, 2025. She is currently responsible for managing all aspects of legal and compliance matters of the Zoomcar entities globally. Prior to working at the Company, Ms. Singh practiced as a private equity / venture capital & M&A lawyer at leading law firms in India. During her practice, she advised inter alia strategic corporates, private equity funds and start-ups on a variety of domestic and cross-border transactions. Ms. Singh graduated from Symbiosis Law School (Pune) with a degree in law and business administration.

No family relationships exist between Ms. Singh and any other directors or executive officers of the Company. There are no transactions to which the Company is or was a participant and in which Ms. Singh has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

Ms. Singh has entered into an employment agreement with the Company, dated January 8, 2025, a copy of which is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description
99.1#	Employment Agreement, dated January 8, 2025, by and between Shachi Singh and Zoomcar India Private Limited.
104	Cover Page Interactive Data File (formatted as inline XBRL)

#	Certain portions of this exhibit have been omitted because the omitted information is (i) not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 10, 2025	Zoomcar Holdings, Inc.

	By:	/s/ Hiroshi Nishijima
	Name:	Hiroshi Nishijima
	Title:	Acting Chief Executive Officer

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